EXHIBIT 10.12

河北沙河经济开发区管理委员会

Hebei Province Sha He Economic

Development Zone Management Committee

沙河市星河供应链管理有限公司

Sha He Starlight Supply Chain Management Ltd.

中国邮政储蓄银行沙河市支行

China Postal Bank – Sha He Subsidiary

战略合作框架协议

Strategic Alliance Plan

二〇一六年七月

July, 2016

甲方：河北沙河经济开发区管理委员会（以下简称甲方）

地址：

Party A: He Bei Province Sha He Economic Development Zone Management Committee (Refer as Party A)

Address:

乙方：沙河市星河供应链管理有限公司（以下简称乙方）

地址：

Party B: Sha He Starlight Supply Chain Management Ltd. (Refer as Party B)

Address:

丙方：中国邮政储蓄银行股份有限公司沙河市支行（以下简称丙方）

地址：沙河市文谦大街

Party C: China Postal Bank Ltd. –Sha He subsidiary (Refer as Party C)

Address: Sha He Wen Xian Street

为深入做好小微企业金融服务工作，推动沙河市经济快速转型升级，促进沙河经济健康、稳健、有序、可持续发展，着力打造千亿级经济开发区。河北沙河经济开发区管理委员会、沙河市星河供应链管理有限公司、中国邮政储蓄银行股份有限公司沙河市支行就开展小微企业供应链金融业务达成合作意向。

To comprehends better financial services for small and micro enterprises, upgrade Sha He’s economic environment and to achieve the objective as million-dollar development zone, Sha He economic development zone management committee, Sha He Starlight Supply Chain Ltd. and China Postal Bank -Sha He subsidiary has reached a collaboration plan for Sha he supply chain industry.

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第一章   合作原则      collaboration Principal

第一条 按照相互支持、合作共赢的原则，围绕沙河市经济开 发区产业实际和下一步发展方向，通过规划先行、政策引导、融资推动，营造良好的投资环境、金融环境，促进开发区企业做强做优，建设极具活力、支撑力和带动力的一流企业，为沙河市经济社会发展做出新的更大贡献。

1.	All collaborated parties shall mutually support and collaborate with each other in the development of Sha he’s economy. We should follow plans and policies to create a healthy investment environment, to promote the economic zone sustaining a strong and advanced position in the area, to build first class enterprise with active and driven force to contribute for Sha He city.

第二章     合作目标 Goals

第二条 以强化政、银、企业合作为核心，建立良好的信用环境、制度环境、市场环境和执法环境为关键，切实加快诚信体系建设、大力改善政务服务、完善金融发展激励机制。

2.	To strengthen between local government, banks and enterprise relations we shall build an encouraging incentive system, enforceable policies and decent marketing environment for all enterprises. We shall improve the government service adequately to meet current needs.

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甲方支持乙方在甲方下辖企业中开展供应链业务；在符合国家法律法规和相关政策的前提下，对乙方业务发展给予组织协调和政策支持。

Party A allows Party B to promote supply chain management service to the locals in conformity with the laws and regulations, Party A will give Party B policy support for such promotion activities.

乙方将利用自身核心技术优势，为甲方推荐的企业提供优质的供应链技术及供应链金融服务，为甲方所属企业在优化经营模式、产业转型升级、打包上市等方面，提供全面的技术、智力支持，为合作共赢创造良好的条件。

Party B will use its own technology advantages to provide quality supply chain management service and financial service for the local area. Party B will provide to optimize operation mode, upgrade industrial reforming, consult for pre-listing matters and other technical support for further development.

丙方在甲乙双方合作的基础上积极与上级行沟通，选择恰当的时间节点，通过产品创新向供应链中的企业提供综合金融服务支持。

Party C will actively communicate with party A and Party B, provide adequate financial support to enterprises.

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第三条 三方根据本协议拟实施的融资项目，遵循国家有关政策和监管要求，按照丙方授信管理及其他有关规定或程序具体执行。

3.	Based on the terms and conditions of this agreement, three parties should draft a practical financial plan, which should abide by all the related rule and regulations and party C’s bank regulations.

第三章      合作内容

第四条 规划合作 collaboration planning

三方合作坚持“规划先行”的原则。通过深入市场调研、合作模式搭建、新产品研发等方面合作，构造满足各方利益的合作项目，提前规划好项目信用结构，为三方持续深入合作奠定坚实基础。

Three parties adhere to “advanced planning” as basic principle, perform further market research, building new collaboration business models, research and develop new products to satisfy the current market needs, also provide credit incentive system to strengthen all parties’ coherent plan.

第五条 有序推进 on going development

甲方首先通过与乙方合作，支持乙方在沙河开展供应链业务；乙方为丙方后续介入提供支持，确保供应链业务产生的流水均发生在其在丙方开立的基本结算账户中；丙方积极与上级行沟通研发新产品，为供应链中的企业提供综合融资服务。

Party A will collaborate with Party B for its supply chain management service, Party B will provide technology support for Party C, and promote the bank for transactions. Party C will fund for research and development on new products, and provide financial service for enterprises.

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第四章      合作机制 Partnership

第六条 工作沟通机制 work communication

三方将建立战略合作推进协调机制，实行高层不定期约请会晤，以增进了解，加深友谊，加强日常沟通联系，具体推动各项合作事宜，及时协商解决合作中的重大问题；在具体操作层面，双方建立QQ群、微信群等交流平台，并制定专人进行对接，具体落实各项合作事宜。甲方邀请乙方、丙方参加列席相关工作会议，为有关决策提供意见建议。

Three parties has formed a strategic alliance plan, which will requires three parties management meet frequently, enhance relationships and solving issues for the development. To put it into practice, all parties should establish QQ group, wechat group for daily communication, assign staff to contact for projects. Party A will invite Party B and C to attend certain political meetings for policy suggestions.

第五章      其它 Miscellaneous

第七条 三方承诺：保守国家秘密和对方的商业秘密以及非公开信息等，不得侵害对方所享有的知识产权等合法权益。

7.	Three parties undertake the oath of secrecy and business confidentiality, which include intellectual property information.

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第八条 三方承诺，遵守本协议各项约定，如果发生分歧或需要对协议中的有关条款进行修改、补充时，双方应本着平等互利、互谅互让的原则，通过友好协商方式加以解决如遇国家法律、法规和政策变化，三方及时协商调整，最大限度减少负面影响和损失。

Three parties undertake the oath of this agreement’s terms and conditions, if any dispute happens, all of the parties should show mutual respect and understanding to solve the issue unanimously. If the government happen to change any major policies, three parties should adjust the terms and reduce the loss to minimum.

第九条 本协议经甲方法定代表人（或委托代理人）、乙方法定代表人（或委托代理人）、丙方法定代表人（或委托代表人）签字并加盖三方公章后生效，本协议一式六份，三方各执二份，具有同等效力。

9.	Party A, B, C’s legal representative will sign and chop the agreement. Upon signing this agreement, the agreement will become effective, there will be six copies of this agreement, each party will hold two copies. The copy of the file has the same legal effect.

河北沙河经济开发区管理委员会

Sha He economic development zone management committee

（公章）

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签字：signature

沙河市星河供应链管理有限公司

Sha He starlight Supply Chain management service Ltd

（公章）

签字：signature

中国邮政储蓄银行沙河市支行

China Postal bank- Sha He subsidiary

（公章）

签字：signature

签字地点：

日期： 年 月 日

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